UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

FREIGHTCAR AMERICA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51237	25-1837219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza, Suite 1300 Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(800) 458-2235

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 24, 2012. Set forth below are the voting results for each of the matters submitted to a vote of the stockholders.

1.	Election of Directors

	For	Withheld	Abstain	Broker Non-Votes
James D. Cirar	8,995,529	102,432	—	1,312,448
S. Carl Soderstrom, Jr.	9,000,855	97,106	—	1,312,448
Robert N. Tidball	8,995,650	102,311	—	1,312,448

2.	Advisory Vote on Executive Compensation

For	9,036,283
Against	57,857
Abstain	3,821
Broker Non-Votes	1,312,448

3.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	10,363,388
Against	38,582
Abstain	8,439

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 29, 2012	FreightCar America, Inc.

	By:	/s/ Laurence M. Trusdell
Laurence M. Trusdell
General Counsel and Corporate Secretary